SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 16, 2008


                            Marine Exploration, Inc.
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

       000- 1019654                                     91 - 1890338
       ------------                                     ------------
(Commission file number)                      (IRS employer identification no.)


             535 Sixteenth Street, Suite 820, Denver, Colorado 80202
            ---------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                (303) 459 - 2485
                                -----------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                               -------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01. Other Events

On February 28, 2008, Marine Exploration, Inc. (the "Company") filed a Form 8-K reporting, among other things, its involvement in a lawsuit filed in Denver District Court, an apparent short position in the Company's stock, and a purported threatening fax campaign. The Company hereby clarifies and/or amends statements made in the Form 8-K as follows:

(a) It was not intended to imply or conclude that CLX & Associates, Inc. or Robert Weidenbaum, the parties mentioned in the Form 8-K, had been responsible for the purported fax campaign nor that either person had purposefully sold restricted stock.

(b) The referenced litigation involved only CLX & Associates, Inc.; Robert Weidenbaum was not a named party in that litigation.

Subsequent to filing the Form 8-K, lawsuits were commenced involving the Company and related parties and entities, on the one hand, and CLX & Associates, Inc. and Mr. Weidenbaum,on the other hand, in two different federal district courts. All lawsuits have been settled upon mutually agreeable terms without any party admitting to any wrong-doing. There will not be any material impact to the Company resulting from the parties' settlement of these lawsuits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARINE EXPLORATION, INC.


                                            By: /s/ Miguel Thomas Gonzalez
                                                --------------------------
                                                Miguel Thomas Gonzalez
                                                Chief Executive Officer

Dated:  July 16, 2008




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